UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2002

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3680 Victoria Street North Shoreview, Minnesota 55126-2966	55126-2966
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(651) 483-7111

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

99.1	Statement under oath from Lawrence J. Mosner dated August 8, 2002.

99.2	Statement under oath from Douglas J. Treff dated August 8, 2002.

Item 9.    Regulation FD Disclosure

On August 8, 2002, the Chief Executive Officer and the Chief Financial Officer of the Registrant submitted to the Securities and Exchange Commission the sworn statements required by the Commission’s order of June 27, 2002. These statements are filed herein as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 8, 2002

DELUXE CORPORATION (Registrant)

By:	/s/ ANTHONY C. SCARFONE

Anthony C. Scarfone Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Statement under oath from Lawrence J. Mosner dated August 8, 2002.

99.2	Statement under oath from Douglas J. Treff dated August 8, 2002.